Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes [Abstract]
Income Taxes

Note 5. Income Taxes

The income tax benefit consisted of the following for the years ended December 31, 2014 and December 31, 2013:

	2014	2013
Federal	$-	$-
State	(616,872)	(750,356)
Income tax benefit	$(616,872)	$(750,356)

The significant components of the Company’s deferred tax assets and liability at December 31, 2014 and 2013 are as follows:

	2014	2013
Net operating loss carry forwards	$29,594,000	$27,974,000
Orphan drug and research and development credit carry forwards	3,556,000	2,986,000
Equity based compensation	2,049,000	3,183,000
Intangibles	2,140,000	127,000
Total	37,339,000	34,270,000
Valuation allowance	(37,339,000)	(34,270,000)
Income tax benefit	$-	$-

At December 31, 2014, the Company had NOL carry forwards of approximately $86,120,000 for federal tax purposes and approximately $5,263,000 of New Jersey NOL carry forwards remaining after the sale of unused net operating loss carry forwards, portions of which are currently expiring each year through 2034. In addition, the Company has $3,556,000 of various tax credits that expire from 2018 to 2034. The Company may be able to utilize their NOLs to reduce future federal and state income tax liabilities. However, these NOLs are subject to various limitations under Internal Revenue Code (“IRC”) Section 382. IRC Section 382 limits the use of NOLs to the extent there has been an ownership change of more than 50 percentage points. In addition, the NOL carry forwards are subject to examination by the taxing authority and could be adjusted or disallowed due to such exams. Although the Company has not undergone an IRC Section 382 analysis, it is likely that the utilization of the NOLs may be substantially limited.

The Company and one or more of its subsidiaries files income tax returns in the U.S. Federal jurisdiction, and various state and local jurisdictions. The Company is no longer subject to Federal income tax assessment for years before 2011 for Federal and 2010 for New Jersey income tax assessment. However, since the Company has incurred net operating losses in every tax year since inception, all its income tax returns are subject to examination and adjustments by the Internal Revenue Service for at least three years following the year in which the tax attributes are utilized.

The net change in the valuation allowance for the years ended December 31, 2014 and 2013 was an increase of approximately $3,069,000 and $1,887,000, respectively, resulting primarily from net operating losses expiring and generated. As a result of the Company’s continuing tax losses, the Company has recorded a full valuation allowance against a net deferred tax asset.

Reconciliations of the difference between income tax benefit computed at the federal and state statutory tax rates and the provision for income tax benefit for the years ended December 31, 2014 and 2013 was as follows:

	2014	2013
Income tax loss at federal statutory rate	(34.00)%	(34.00)%
State tax benefits, plus sale of NJ NOLs, net of federal benefit	(6.00)	(6.00)
Subtotal	(40.00)	(40.00)
Valuation allowance	31.58	33.06
Income tax benefit	(8.42)%	(6.94)%

During the years ended December 31, 2014 and 2013, in accordance with the State of New Jersey’s Technology Business Tax Certificate Program, which allowed certain high technology and biotechnology companies to sell unused net operating loss carryforwards to other New Jersey-based corporate taxpayers based in New Jersey, the Company sold New Jersey net operating loss carryforwards, resulting in the recognition of $616,872 and $750,356 of income tax benefit, net of transaction costs, respectively. There can be no assurance as to the continuation or magnitude of this program in the future.